UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Diversified Yield Fund

(formerly Global Strategic Income Trust)

April 30, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 25, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Diversified Yield Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2008. Prior to November 5, 2007, the Fund was named AllianceBernstein Global Strategic Income Trust. Also at this time, the Fund’s strategy changed. Please see the prospectus for details.

Investment Objective and Policies

This open-end Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. government securities and supranational entities, including lower-rated securities. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below-investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset- backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Lehman Brothers (LB) Global Aggregate Bond Index (hedged to the U.S. dollar, “USD”) for the six- and 12-month periods ended April 30, 2008. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Sector Income Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. For an additional comparison, returns for the Merrill Lynch (ML) 3-Month U.S. Treasury Bill (T-Bill) Index are also included.

The Fund had negative performance for the six- and 12-month periods

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	1

ended April 30, 2008. Although the Fund’s overall risk exposure entering the semi-annual period under review was modest, a continued broad liquidity crunch stemming from the subprime-mortgage crisis led to widening spreads across fixed-income markets. Detracting from the Fund’s returns for the six-month period under review was its exposure to subprime-mortgage-related asset-backed securities (ABS) and collateralized debt obligations (CDOs), as well as Alt-A mortgage securities (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.). The Fund’s positions in high-yield bank loans, investment-grade corporate bonds and emerging-market debt also detracted from performance. The Fund’s currency exposures partly offset these negatives during both periods.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the semi-annual period ended April 30, 2008. Investor risk aversion significantly increased leading to a wholesale flight from risk, with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates by 2.50% to 2.00% at the end of the reporting period.

Central banks in Europe, Canada and Australia have also acted to inject liquidity into the system, though they have not matched the Fed’s interest-rate cuts. The Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies in the past 12-month period. Despite aggressive central-bank action, investor sentiment remained fragile at the end of the period.

During the semi-annual review period, government securities fared best in the flight to quality. Global developed government bonds returned 2.97% (hedged to the USD), with U.S. Treasuries far outperforming at 5.57%, according to Lehman Brothers. Overall growth in emerging-market countries remained relatively strong throughout the period, aided by solid commodity prices.

Within the global corporate arena, overall credit metrics remained robust and corporate profitability remained above average. Global investment-grade corporate bonds, however, returned a weak 0.31%, as returns were dampened by the credit and financial crises. In an environment of heightened risk aversion, global high-yield corporate debt fared worse, returning -1.07%.

As spreads have widened, the Absolute Return Strategies Team (the “Team”) has identified more opportunities within the corporate sector, especially A-rated and AA-rated banks and brokers. Consequently, the Team has

2	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

increased the Fund’s exposure to investment-grade corporate debt. The Team has also increased the Fund’s exposure to highly rated commercial mortgage-backed securities (CMBS), which the Team believes offer an attractive opportunity at current valuations. Other strategies in place for the Fund include meaningful positions in high-yield bank loans and mortgages; select holdings in USD-denominated and local-currency emerging-market debt; an underweight of the USD in favor of a basket of non-U.S. currencies and exposure to government debt in the U.S. and Japan, partially offset by short positions in the euro area and the U.K.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) nor the unmanaged Merrill Lynch (ML) 3-Month U.S. Treasury Bill (T-Bill) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The ML 3-month U.S. T-Bill Index is composed of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. The Lipper Multi-Sector Income Funds Average consisted of 149 funds and 134 funds for the six- and 12-month periods ended April 30, 2008, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Fund’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and may invest up to 35% of its assets in below-investment-grade securities which may present greater risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Fund may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Diversified Yield Fund
Class A	-2.19%	-1.55%

Class B	-2.53%	-2.17%

Class C	-2.42%	-2.14%

Advisor Class*	-2.05%	-1.18%

Class R*	-2.17%	-1.75%

Class K*	-2.15%	-1.55%

Class I*	-1.94%	-1.13%

Lehman Brothers Global Aggregate Bond Index (Hedged to the USD)	2.69%	5.16%

Merrill Lynch 3-Month U.S. Treasury Bill Index	1.75%	4.28%

Lipper Multi-Sector Income Funds Average	0.45%	2.02%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2008††
	NAV Returns	SEC Returns	SEC Yields**
Class A Shares			3.80%
1 Year	-1.55%	-5.77%
5 Years	5.40%	4.49%
10 Years	4.59%	4.13%

Class B Shares			3.26%
1 Year	-2.17%	-5.95%
5 Years	4.66%	4.66%
10 Years(a)	4.15%	4.15%

Class C Shares			3.27%
1 Year	-2.14%	-3.08%
5 Years	4.68%	4.68%
10 Years	3.86%	3.86%

Advisor Class Shares†			4.27%
1 Year	-1.18%	-1.18%
5 Years	5.72%	5.72%
10 Years	4.89%	4.89%

Class R Shares†			3.79%
1 Year	-1.75%	-1.75%
Since Inception*	3.86%	3.86%

Class K Shares†			4.03%
1 Year	-1.55%	-1.55%
Since Inception*	4.11%	4.11%

Class I Shares†			4.30%
1 Year	-1.13%	-1.13%
Since Inception*	4.50%	4.50%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.47%, 2.28%, 2.20%, 1.14%, 1.58%, 1.54% and 1.14% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2008.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for share classes R, K and I is listed above.

††

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)††
SEC Returns
Class A Shares
1 Year	-5.99%
5 Years	4.90%
10 Years	4.04%

Class B Shares
1 Year	-6.25%
5 Years	5.06%
10 Years(a)	4.06%

Class C Shares
1 Year	-3.39%
5 Years	5.08%
10 Years	3.77%

Advisor Class Shares†
1 Year	-1.60%
5 Years	6.12%
10 Years	4.80%

Class R Shares†
1 Year	-2.17%
Since Inception*	3.59%

Class K Shares†
1 Year	-1.86%
Since Inception*	3.84%

Class I Shares†
1 Year	-1.54%
Since Inception*	4.23%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for share classes R, K and I is listed above.

††

Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007		Ending Account Value April 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$978.10	$1,020.34	$4.48	$4.57
Class B	$1,000	$1,000	$974.68	$1,016.81	$7.95	$8.12
Class C	$1,000	$1,000	$975.81	$1,016.81	$7.96	$8.12
Advisor Class	$1,000	$1,000	$979.52	$1,021.83	$3.00	$3.07
Class R	$1,000	$1,000	$978.31	$1,019.34	$5.46	$5.57
Class K	$1,000	$1,000	$978.46	$1,020.59	$4.23	$4.32
Class I	$1,000	$1,000	$980.64	$1,021.83	$3.00	$3.07
*	Expenses are equal to the classes’ annualized expense ratios of 0.91%, 1.62%, 1.62%, 0.61%, 1.11%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $92.4

*	All data are as of April 30, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” Security Type weightings represent 0.3% or less in the weightings in the following security types: Non-Agency Fixed Rates, Municipal Bonds, Home Equity Loans- Fixed Rates and Other ABS-Floating Rates. “Other” country weightings represent 0.4% or less in the following countries: Argentina and Canada.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2008 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATE BONDS – 22.4%
Canada – 0.1%
Abitibi-Consolidated, Inc. 6.00%, 6/20/13(a)	US$	275	$114,125

Ireland – 1.1%
Anglo Irish Bank Corp. 5.114%, 6/25/14(b)	EUR	600	816,147
Ardagh Glass Finance PLC 7.125%, 6/15/17(c)		112	158,706

			974,853

Netherlands – 0.8%
Koninklijke Philips Electronics NV 5.75%, 5/16/08		470	733,965

Russia – 0.5%
Gaz Capital SA 6.212%, 11/22/16(c)	US$	516	493,803

Sweden – 1.0%
Skandinaviska Enskilda 4.991%, 10/06/14(b)	EUR	600	918,704

United Kingdom – 1.7%
Barclays Bank PLC Series 3 6.575%, 7/31/08(b)	GBP	500	955,942
Vodafone Group PLC 3.14%, 6/15/11(b)	US$	435	414,479
5.144%, 1/13/12(b)	EUR	150	224,689

			1,595,110

United States – 17.2%
Aetna, Inc. 6.75%, 12/15/37	US$	507	498,102
American Express Credit Corp. 3.006%, 2/24/12(b)		435	402,508
Anadarko Petroleum Corp. 3.20%, 9/15/09(b)		435	427,557
ANZ Capital Trust III 5.266%, 12/15/53(b)	EUR	600	756,991
Aramark Services Inc. 6.373%, 2/01/15(b)	US$	200	192,500
Bear Stearns Cos Inc. 3.28%, 11/28/11(b)		440	415,664
Bunge Ltd Finance Corp. 5.10%, 7/15/15		154	139,439
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		415	401,645

10	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital One Financial 3.27%, 9/10/09(b)	US$	435	$396,207
CIT Group Inc. 3.137%, 4/27/11(b)		440	364,525
Citigroup, Inc. 5.50%, 4/11/13		460	462,803
Countrywide Home Loans, Inc. 4.823%, 11/24/08(b)	EUR	300	445,013
Echostar DBS Corp. 7.125%, 2/01/16	US$	175	171,938
Edison Mission Energy 7.00%, 5/15/17		115	116,150
Electronic Data Systems Corp. Series B 6.50%, 8/01/13		458	466,713
Embarq Corp. 7.082%, 6/01/16		466	462,333
Genworth Financial, Inc. 1.60%, 6/20/11(a)	JPY	22,000	201,260
Goldman Sachs Group, Inc. 3.128%, 10/07/11(b)	US$	435	421,692
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		83	47,829
5.75%, 10/01/17		95	53,556
6.50%, 6/01/16		52	30,160
HCA, Inc. 7.58%, 9/15/25(a)		65	53,850
HSBC Finance Corp. 2.981%, 3/12/10(b)		435	420,612
International Lease Finance Co. 3.033%, 7/15/11(b)		435	410,852
3.06%, 7/13/12(b)		435	399,022
ION Media Networks, Inc. 11.00%, 7/31/13(a)		6	1,245
Lehman Brothers Holdings Inc. 2.94%, 1/12/12(b)		440	392,142
3.233%, 5/25/10(b)		435	408,480
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		105	87,161
Limited Brands, Inc. 6.90%, 7/15/17		33	29,460
Merrill Lynch & Co Inc. 3.244%, 6/05/12(b)		440	395,543
Morgan Stanley 2.96%, 1/09/12(b)		440	412,867
Motorola, Inc. 7.50%, 5/15/25		446	394,193
NRG Energy, Inc. 7.25%, 2/01/14		185	190,087

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Oracle Corp. 4.95%, 4/15/13	US$	217	$220,795
Qwest Corp. 8.875%, 3/15/12		442	466,310
Reynolds American, Inc. 7.625%, 6/01/16		428	453,410
RR Donnelley & Sons Co. 3.75%, 4/01/09		111	109,772
Sprint Capital Corp. 6.875%, 11/15/28		523	406,633
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		316	324,484
Tyson Foods, Inc. 6.85%, 4/01/16		466	462,854
United States Steel Corp. 6.65%, 6/01/37		508	444,286
US Cellular Corp. 6.70%, 12/15/33		445	383,149
Wachovia Corp. 5.50%, 5/01/13		465	466,198
Washington Mutual Bank 3.49%, 5/20/13(b)		435	357,675
Wells Fargo & Co. 3.01%, 1/24/12(b)		435	420,687
Weyerhaeuser Co. 7.375%, 3/15/32		469	470,840
XL Capital Ltd. 5.25%, 9/15/14		476	433,828

			15,891,020

Total Corporate Bonds (cost $21,417,450)			20,721,580

NON-INVESTMENT GRADE LOANS – 10.3%
United States – 10.3%
Alltel Corp. 5.466%, 5/15/15(d)		498	458,013
DaimlerChrysler Financial Services Americas LLC 6.80%, 8/03/12(d)		498	452,491
Dean Foods Company 4.45%-4.62%, 4/02/14(d)		495	471,210
Dex Media East LLC 4.70%-5.08%, 10/24/14(d)		500	457,190
First Data Corp. 5.35%-5.65%, 9/24/14(d)		498	467,481
FirstLight Power Resources, Inc. 7.12%, 5/01/14(d)		1,000	825,000

12	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. 6.625%, 6/16/08(d)	US$	115	$114,373
Hanesbrands Inc. 4.42%-4.66%, 9/05/13(d)		376	369,059
Harrahs Co. 5.91%-5.92%, 1/28/15(d)		1,000	938,890
Infrastrux Group, Inc. 7.363%, 11/03/12(d)		388	351,488
IPC Systems, Inc. 4.946%, 6/02/14(d)		496	375,498
Level 3 Communications 4.96%-4.97%, 3/13/14(d)		500	462,750
MGM Holdings II 5.946%, 4/18/12(d)		490	389,550
Michaels Stores, Inc. 5.00%-5.38%, 10/31/13(d)		496	437,974
Mylan Lab Inc. 5.94%-6.13%, 10/02/14(d)		299	293,513
North Las Vegas 6.86%, 5/09/11(d)		61	47,081
11.11%, 5/09/12(d)		500	125,000
Sorenson Communications, Inc. 5.20%, 8/16/13(d)		455	431,522
Telesat Canada 5.79%-5.92%, 10/31/14(d)		479	450,492
0.00%, 10/31/14*		20	18,764
Texas Competitive Electric Holdings Company, LLC 6.48%-6.60%, 10/10/14(d)		896	857,111
Thompson Creek Metals Company 7.48%, 10/26/12(d)		323	317,225
United Subcontractors, Inc. 7.00%-7.57%, 12/27/12(d)		680	428,233

Total Non-Investment Grade Loans (cost $10,924,588)			9,539,908

AGENCY ARMS – 8.3%
Federal Home Loan Mortgage Corp. Series 2006 5.836%, 12/01/36(b)		2,100	2,142,556
6.158%, 12/01/36(b)		526	538,349
Series 2007 5.911%, 4/01/37(b)		831	848,992
5.937%, 2/01/37(b)		518	528,923
6.057%, 3/01/37(b)		483	494,065
Federal Home Loan Mortgage Corporation Series 2008 5.803%, 1/01/38(b)		453	459,153

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2006 5.689%, 12/01/36(b)	US$	815	$833,280
5.85%, 11/01/36(b)		697	714,875
Series 2007 5.706%, 12/01/37(b)		430	437,240
5.784%, 8/01/37(b)		269	275,304
6.031%, 2/01/37(b)		341	349,152

Total Agency ARMS (cost $7,521,650)			7,621,889

NON-AGENCY FIXED RATE CMBS – 5.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		490	475,496
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11, Class A2 5.576%, 3/11/39		450	452,080
Series 2006-T24, Class A4 5.537%, 10/12/41		350	344,641
Series 2007-PW18, Class A4 5.70%, 6/11/50		495	486,828
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		255	247,436
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		250	248,345
Series 2005-C5, Class A3 5.10%, 8/15/38		450	443,387
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		325	327,378
Series 2006-CB17, Class A4 5.429%, 12/12/43		450	440,450
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		530	518,022
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		390	382,088

14	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital Series 2005-HQ6, Class A4A 4.989%, 8/13/42	US$	325	$316,836

Total Non-Agency Fixed Rate CMBS (cost $4,687,901)			4,682,987

TREASURY BONDS – 4.8%
Japan – 3.5%
Government of Japan Ten Year Bond Series 288 1.70%, 9/20/17	JPY	332,200	3,249,794

Malaysia – 1.0%
Malaysia Government Bond Series 1/01 3.833%, 9/28/11	MYR	2,922	935,359

Peru – 0.3%
Peru Bono Soberano 8.20%, 8/12/26	PEN	14	5,629
12.25%, 8/10/11		600	257,022

			262,651

Total Treasury Bonds (cost $4,109,491)			4,447,804

SUPRANATIONALS – 3.3%
Supranational – 3.3%
European Investment Bank Series INTL 1.40%, 6/20/17 (cost $3,097,769)	JPY	325,000	3,033,519

SOVEREIGN BONDS – 2.7%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15	US$	480	344,462

Brazil – 0.4%
Republic of Brazil 8.25%, 1/20/34		331	415,405

Indonesia – 0.4%
Indonesia Rupiah Credit Linked Note 12.90%, 6/17/22	IDR	3,656,000	384,880

Panama – 0.5%
Republic of Panama 9.625%, 2/08/11	US$	375	424,687

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.2%
Republic of Peru 7.35%, 7/21/25	US$	200	$233,700

Russia – 0.8%
Russian Ministry of Finance Series V 3.00%, 5/14/08		702	702,000

Total Sovereign Bonds (cost $2,500,161)			2,505,134

NON-AGENCY ADJUSTABLE RATES – 2.7%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.076%, 12/25/35(b)		181	145,690
Series 2006-OA7, Class 1A1 6.294%, 6/25/46(d)		399	273,557
Series 2007-OA3, Class M1 3.205%, 4/25/47(b)(e)		120	35,268
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 6.076%, 3/25/36(b)		568	458,944
Lehman XS Trust Series 2007-2N, Class M1 3.235%, 2/25/37(b)(e)		395	110,600
Series 2007-4N, Class M1 3.345%, 3/25/47(b)(e)		400	112,000
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.137%, 12/25/35(d)		277	267,232
Morgan Stanley Structured Trust Series 2007-1, Class A2 3.085%, 6/25/37(b)		430	352,869
Residential Accredit Loans, Inc. Series 2006-QO7, Class M1 3.305%, 9/25/46(b)(e)		325	72,832
Wamu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 3.495%, 10/25/45(b)(e)		192	96,239
Series 2007-OA5, Class 1A 4.826%, 6/25/47(b)		608	459,738
Washington Mutual, Inc. Series 2006-AR17, Class B1 3.285%, 12/25/46(b)(e)		299	84,320

Total Non-Agency Adjustable Rates (cost $4,205,432)			2,469,289

16	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCY ADJUSTABLE RATES – 1.8%
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.116%, 7/15/23(b)	US$	1,003	$982,423
Freddie Mac REMIC Series 2005-3067, Class FA 3.066%, 11/15/35(b)		719	698,165

Total Agency Adjustable Rates (cost $1,725,700)			1,680,588

HOME EQUITY LOANS – FLOATING RATES – 1.8%
United States – 1.8%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 3.345%, 4/25/37(b)		175	41,143
HFC Home Equity Loan Asset Backed Certificates Series 2007-2, Class M1 3.11%, 7/20/36(b)		415	253,252
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 3.055%, 4/25/37(b)		255	210,056
Household Home Equity Loan Trust Series 2006-1, Class M1 3.08%, 1/20/36(b)		262	206,583
Lehman XS Trust Series 2006-18N, Class M2 3.305%, 12/25/36(b)(e)		415	116,200
Master Asset Backed Securities Trust Series 2006-NC3, Class M1 3.125%, 10/25/36(b)		200	49,740
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 3.025%, 4/25/37(b)		358	324,728
Option One Mortgage Loan Trust Series 2007-2, Class M1 3.255%, 3/25/37(b)		135	32,616
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 3.195%, 4/25/34(b)		504	405,852

Total Home Equity Loans – Floating Rates (cost $2,718,604)			1,640,170

AGENCY FIXED RATE 30-YEARS – 1.5%
Federal Home Loan Mortgage Corp. Series 2007 7.00%, 2/01/37 (cost $1,358,712)		1,324	1,396,201

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NON-AGENCY ARMS – 1.0%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 6.20%, 5/25/36(d)	US$	343	$230,726
Series 2007-1, Class 21A1 5.726%, 1/25/47(d)		470	329,616
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(d)		420	369,792

Total Non-Agency ARMS (cost $1,239,059)			930,134

NON-AGENCY FLOATING RATE CMBS – 0.3%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.186%, 10/15/21(b)(c)		190	176,580
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 3.181%, 3/06/20(b)(c)		105	98,405

Total Non-Agency Floating Rate CMBS (cost $295,000)			274,985

NON-AGENCY FIXED RATES – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.081%, 6/26/35(c) (cost $171,465)		174	170,251

MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Transp Auth MBIA 6.60%, 10/01/29 (cost $116,829)		100	102,211

HOME EQUITY LOANS – FIXED RATES – 0.1%
United States – 0.1%
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		241	89,340
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)		6	4,151

Total Home Equity Loans – Fixed Rates (cost $246,855)			93,491

18	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

OTHER ABS – FLOATING RATES – 0.0%
United States – 0.0%
Topanga CDO Ltd. Series 2006-2A, Class A1 3.202%, 12/10/46(b)(e)(f) (cost $350,000)	US$	350	$10,500

SHORT-TERM INVESTMENTS – 33.6%
Repurchase Agreements – 33.6%
Deutsche Bank 1.95%, dated 4/30/08, due 5/01/08 in the amount of $31,101,685 (cost $31,100,000; collaterized by $31,600,000 Freddie Mac 2.875%, due 4/30/10, value $31,767,809) (cost $31,100,000)		31,100	31,100,000

Total Investments – 100.0% (cost $97,786,666)			92,420,641
Other assets less liabilities – 0.0%			28,117

Net Assets – 100.0%			$92,448,758

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	$1,200	12/21/17	3 Month LIBOR	4.709%	$33,113
JP Morgan Chase Bank, NA	4,100	1/31/18	3 Month LIBOR	4.262	(37,212)

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
US 10 Yr Treasury Note	11,000	June 2008	$1,267,234	$1,273,937	$6,703
US 10 Yr Treasury Note	5,000	June 2008	576,050	579,063	3,013
US 10 Yr Treasury Note	5,000	June 2008	584,063	579,063	(5,000)
US 10 Yr Treasury Note	14,000	June 2008	1,639,969	1,621,375	(18,594)
US 10 Yr Treasury Note	12,000	June 2008	1,402,125	1,389,750	(12,375)
US 10 Yr Treasury Note	9,000	June 2008	1,045,828	1,042,312	(3,516)

Sold Contracts
Canada 10 Yr Bond Future	19,000	June 2008	2,186,009	2,231,665	(45,656)
Canada 10 Yr Bond Future	14,000	June 2008	1,610,883	1,644,385	(33,502)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	19

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Canada 10 Yr Bond Future	22,000	June 2008	$2,531,824	$2,584,033	$(52,209)
Euro-Bobl Future	28,000	June 2008	4,876,158	4,758,987	117,171
Long Gilt Future	33,000	June 2008	7,110,578	7,105,329	5,249
US 2 Yr Note	28,000	June 2008	2,983,313	2,977,625	5,688
US 2 Yr Note	12,000	June 2008	1,278,656	1,276,125	2,531
US 5 Yr Note	7,000	June 2008	784,499	783,891	608
US 5 Yr Note	12,000	June 2008	1,345,031	1,343,812	1,219
US Treasury Bond	23,000	June 2008	2,639,070	2,688,484	(49,414)

					$(78,084)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/12/08	2,601	$2,378,944	$2,441,255	$62,311
Canadian Dollar settling 6/04/08	1,865	1,826,987	1,850,776	23,789
Canadian Dollar settling 6/04/08	454	445,665	450,349	4,684
Great British Pound settling 6/05/08	140	280,055	278,668	(1,387)
Japanese Yen settling 5/15/08	3,940	38,391	37,922	(469)
Norwegian Kroner settling 6/16/08	14,794	2,868,224	2,893,954	25,730
Polish Zloty settling 5/14/08	3,596	1,668,726	1,624,843	(43,883)
Singapore Dollar settling 5/30/08	1,426	1,036,871	1,052,741	15,870
Swedish Krona settling 6/18/08	17,489	2,921,100	2,913,779	(7,321)
Swiss Franc settling 5/08/08	161	154,647	155,648	1,001
Swiss Franc settling 5/08/08	1,089	1,063,195	1,051,512	(11,683)
Swiss Franc settling 5/08/08	1,687	1,681,613	1,628,075	(53,538)

Sale Contracts:
Australian Dollar settling 6/12/08	1,069	970,000	1,003,527	(33,527)
Australian Dollar settling 6/12/08	1,772	1,637,694	1,663,198	(25,504)
Canadian Dollar settling 6/04/08	92	90,213	91,286	(1,073)
Euro Dollar settling 5/29/08	663	1,012,881	1,034,036	(21,155)
Euro Dollar settling 5/29/08	689	1,063,097	1,074,024	(10,927)
Euro Dollar settling 6/23/08	1,279	2,013,470	1,992,817	20,653
Great British Pound settling 6/05/08	1,039	2,092,218	2,060,799	31,419
Great British Pound settling 6/05/08	867	1,701,826	1,718,930	(17,104)
Japanese Yen settling 5/15/08	193,647	1,905,203	1,863,811	41,392
Japanese Yen settling 5/15/08	325,532	3,129,782	3,133,179	(3,397)
Japanese Yen settling 6/17/08	421,144	4,192,028	4,061,446	130,582
New Zealand Dollar settling 5/14/08	1,111	881,804	866,217	15,587
Norwegian Kroner settling 6/16/08	979	192,623	191,521	1,102
Polish Zloty settling 5/14/08	3,596	1,540,905	1,624,843	(83,938)
Swedish Krona settling 6/18/08	1,192	199,377	198,586	791
Swiss Franc settling 5/08/08	3,211	2,956,340	3,099,574	(143,234)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,072,480.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2008.

20	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate market value of these securities amounted to $1,590,702 or 1.7% of net assets.

(d)	Variable rate coupon, rate shown as of April 30, 2008.

(e)	Illiquid security, valued at fair value. (see Note A)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of April 30, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Topanga CDO Ltd. Series 2006-2A, Class A1 3.202%, 12/10/46	11/27/06	$350,000	$10,500	0.01%

*	Unfunded loan commitment. The Fund is obligated to fund these commitments at the borrower’s discretion.

Currency Abbreviations:

EUR – Euro Dollar

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MYR – Malaysian Ringgit

PEN – Peruvian New Sol

Glossary:

LIBOR – London Interbank Offered Rate

MBIA – Municipal Bond Investors Assurance

REMIC – Real Estate Mortgage Investment Conduit

See	notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $97,786,666)	$92,420,641
Cash	578,016 (a)
Foreign cash, at value (cost $29,950)	29,865
Interest receivable	527,843
Receivable for capital stock sold	520,498
Unrealized appreciation of forward currency exchange contracts	374,910
Receivable for variation margin on futures contracts	230,366
Unrealized appreciation of swap contracts	58,331
Receivable from Adviser	15,303
Receivable for investment securities sold	14,876

Total assets	94,770,649

Liabilities
Payable for investment securities purchased and foreign currency contracts	965,625
Payable for capital stock redeemed	573,803
Unrealized depreciation of forward currency exchange contracts	458,139
Dividends payable	85,654
Distribution fee payable	42,489
Unrealized depreciation of swap contracts	37,212
Administrative fee payable	26,607
Transfer Agent fee payable	8,398
Accrued expenses and other liabilities	123,964

Total liabilities	2,321,891

Net Assets	$92,448,758

Composition of Net Assets
Capital stock, at par	$10,693
Additional paid-in capital	128,234,379
Undistributed net investment income	96,265
Accumulated net realized loss on investment and foreign currency transactions	(30,329,860)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(5,562,719)

$92,448,758

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$50,488,738	5,841,503	$8.64	*

B	$21,792,262	2,518,736	$8.65

C	$14,062,253	1,626,268	$8.65

Advisor	$5,796,138	670,850	$8.64

R	$226,431	26,279	$8.62

K	$73,189	8,488	$8.62

I	$9,747	1,130	$8.63

*	The maximum offering price per share for Class A shares was $9.02 which reflects a sales charge of 4.25%.

(a)	An amount equivalent to U.S. $54,976 has been segregated to collateralize margin requirements for the open futures contracts outstanding at April 30, 2008.

See	notes to financial statements.

22	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2008 (unaudited)

Investment Income
Interest		$2,499,174

Expenses
Advisory fee (see Note B)	$243,584
Distribution fee—Class A	78,129
Distribution fee—Class B	122,448
Distribution fee—Class C	72,312
Distribution fee—Class R	501
Distribution fee—Class K	80
Transfer agency—Class A	33,873
Transfer agency—Class B	23,895
Transfer agency—Class C	10,332
Transfer agency—Advisor Class	3,969
Transfer agency—Class R	91
Transfer agency—Class K	16
Transfer agency—Class I	2
Custodian	75,849
Administrative	49,643
Registration fees	47,471
Audit	44,786
Printing	38,505
Legal	29,559
Directors’ fees	12,845
Miscellaneous	5,799

Total expenses	893,689
Less: expenses waived and reimbursed by the Adviser (see Note B)	(318,999)
Less: expense offset arrangement (see Note B)	(1,689)

Net expenses		573,001

Net investment income		1,926,173

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(178,289)
Futures contracts		(204,431)
Swap contracts		(15,548)
Foreign currency transactions		319,541
Net change in unrealized appreciation/depreciation of:
Investments		(5,352,084)
Futures contracts		(45,833)
Swap contracts		(4,099)
Foreign currency denominated assets and liabilities		388,467

Net loss on investments and foreign currency transactions		(5,092,276)

Net Decrease in Net Assets from Operations		$(3,166,103)

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,926,173	$2,799,129
Net realized gain (loss) on investments and foreign currency transactions	(78,727)	4,216,233
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(5,013,549)	(850,391)

Net increase (decrease) in net assets from operations	(3,166,103)	6,164,971
Dividends to Shareholders from:
Net investment income
Class A	(1,090,896)	(1,267,558)
Class B	(427,166)	(983,061)
Class C	(252,562)	(384,243)
Advisor Class	(137,076)	(166,552)
Class R	(4,043)	(2,268)
Class K	(1,359)	(4,324)
Class I	(223)	(417)
Capital Stock Transactions
Net increase	692,090	14,290,569

Total increase (decrease)	(4,387,338)	17,647,117
Net Assets
Beginning of period	96,836,096	79,188,979

End of period (including undistributed net investment income of $96,265 and $83,417, respectively)	$92,448,758	$96,836,096

See notes to financial statements.

24	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Diversified Yield Fund (the “Fund”), formerly AllianceBernstein Global Strategic Income Trust, Inc., was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	25

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

26	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective November 5,

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	27

Notes to Financial Statements

2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to ..90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the period ended April 30, 2008, such reimbursement amounted to $318,999.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2008, such fees amounted to $49,643.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $29,114 for the six months ended April 30, 2008.

For the six months ended April 30, 2008, the Fund’s expenses were reduced by $1,689 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,857 from the sale of Class A shares and received $121, $6,926 and $1,690 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,521,676, $1,789,425, $7,492 and $12,613 for Class B, Class C, Class R and

28	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$32,718,085	$34,323,148
U.S. government securities	4,702,449	15,019,302

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$1,088,174
Gross unrealized depreciation	(6,454,199)

Net unrealized depreciation	$(5,366,025)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	29

Notes to Financial Statements

of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging purposes the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

30	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2008, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	31

Notes to Financial Statements

income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2008, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of April 30, 2008, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

32	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended April 30, 2008, the Fund had no income earned from dollar roll transactions.

7. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended April 30, 2008, the Fund had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class A
Shares sold	1,657,138	2,854,151	$15,088,237	$25,948,465

Shares issued in reinvestment of dividends and distributions	85,032	102,769	741,309	829,326

Shares converted from Class B	307,183	490,223	2,678,734	4,426,193

Shares redeemed	(1,589,223)	(1,004,714)	(13,828,026)	(9,057,580)

Net increase	460,130	2,442,429	$4,680,254	$22,146,404

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	33

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class B
Shares sold	215,864	314,310	$2,093,311	$2,972,265

Shares issued in reinvestment of dividends and distributions	27,226	69,149	237,851	512,260

Shares converted to Class A	(306,879)	(490,223)	(2,678,734)	(4,426,193)

Shares redeemed	(441,630)	(1,522,452)	(3,880,794)	(13,667,677)

Net decrease	(505,419)	(1,629,216)	$(4,228,366)	$(14,609,345)

Class C
Shares sold	235,070	740,847	$2,173,690	$6,723,834

Shares issued in reinvestment of dividends and distributions	15,915	24,113	138,875	225,262

Shares redeemed	(310,037)	(359,360)	(2,719,131)	(3,228,251)

Net increase (decrease)	(59,052)	405,600	$(406,566)	$3,720,845

Advisor Class
Shares sold	415,736	747,462	$3,741,724	$6,760,228

Shares issued in reinvestment of dividends and distributions	11,509	16,281	100,255	131,197

Shares redeemed	(369,665)	(439,791)	(3,264,185)	(3,934,429)

Net increase	57,580	323,952	$577,794	$2,956,996

Class R
Shares sold	6,334	18,880	$56,836	$170,407

Shares issued in reinvestment of dividends and distributions	375	184	3,264	1,655

Shares redeemed	(1,174)	(625)	(10,274)	(5,614)

Net increase	5,535	18,439	$49,826	$166,448

Class K
Shares sold	2,587	8,597	$23,035	$78,132

Shares issued in reinvestment of dividends and distributions	112	444	972	3,990

Shares redeemed	(569)	(19,038)	(4,859)	(172,901)

Net increase (decrease)	2,130	(9,997)	$19,148	$(90,779)

34	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class I
Shares sold	–0–	–0–	$–0–	$–0–

Shares redeemed	–0–	–0–	–0–	–0–

Net increase	–0–	–0–	$–0–	$–0–

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	35

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,808,423	$5,328,218

Total taxable distributions	2,808,423	5,328,218

Total distributions paid	$2,808,423	$5,328,218

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$800,059
Accumulated capital and other losses	(31,334,602	)(a)
Unrealized appreciation/(depreciation)	(62,684	)(b)

Total accumulated earnings/(deficit)	$(30,597,227	)(c)

(a)

On October 31, 2007 the Fund had a net capital loss carryforward of $30,270,513 of which $6,449,342 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $4,051,052. For the year ended October 31, 2007, the cumulative deferred loss on straddles was $1,064,089.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

36	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	37

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On April 30, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and believes the adoption of FAS 157 will have no material impact on its financial statements.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

38	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65	$ 7.75

Income From Investment Operations
Net investment income(b)	.19	.34	.34	.39	.48	(c)	.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.39)	.40	.14	.09	.02	.93

Net increase (decrease) in net asset value from operations	(.20)	.74	.48	.48	.50	1.48

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.34)	(.34)	(.41)	(.52)	(.29)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.29)

Total dividends and distributions	(.18)	(.34)	(.56)	(.41)	(.52)	(.58)

Net asset value, end of period	$ 8.64	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	(2.19	)%*	8.60	%*	5.61%	5.67%	5.89%	19.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,489	$48,542	$25,348	$24,250	$29,465	$37,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(e)	1.47%	1.78	%(f)	1.54%	1.43%	1.60%
Expenses, before waivers/reimbursements	1.56	%(e)	1.47%	1.78	%(f)	1.54%	1.60%	1.60%
Expenses, before waivers/reimbursements excluding interest expense	1.56	%(e)	1.47%	1.72	%(f)	1.54%	1.60%	1.60%
Net investment income	4.21	%(e)	3.81%	3.93	%(f)	4.65%	5.83	%(c)	6.50%
Portfolio turnover rate	55%	134%	169%	98%	106%	155%

See footnote summary on page 46.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 9.03	$ 8.63	$ 8.70	$ 8.63	$ 8.65	$ 7.74

Income From Investment Operations
Net investment income(b)	.15	.26	.28	.32	.41	(c)	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.41	.14	.10	.02	.95

Net increase (decrease) in net asset value from operations	(.23)	.67	.42	.42	.43	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.27)	(.27)	(.35)	(.45)	(.27)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.25)

Total dividends and distributions	(.15)	(.27)	(.49)	(.35)	(.45)	(.52)

Net asset value, end of period	$ 8.65	$ 9.03	$ 8.63	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	(2.53	)%*	7.77	%*	4.96%	4.92%	5.13%	18.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,792	$27,303	$40,136	$59,513	$84,385	$115,414
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.62	%(e)	2.28%	2.50	%(f)	2.25%	2.15%	2.31%
Expenses, before waivers/ reimbursements	2.34	%(e)	2.28%	2.50	%(f)	2.25%	2.32%	2.31%
Expenses, before waivers/reimbursements excluding interest expense	2.34	%(e)	2.28%	2.45	%(f)	2.25%	2.32%	2.31%
Net investment income	3.53	%(e)	2.93%	3.24	%(f)	3.94%	5.12	%(c)	5.83%
Portfolio turnover rate	55%	134%	169%	98%	106%	155%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 9.02	$ 8.63	$ 8.71	$ 8.64	$ 8.65	$ 7.75

Income From Investment Operations
Net investment income(b)	.15	.27	.28	.33	.40	(c)	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.39	.14	.09	.04	.92

Net increase (decrease) in net asset value from operations	(.22)	.66	.42	.42	.44	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.27)	(.28)	(.35)	(.45)	(.28)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.15)	(.27)	(.50)	(.35)	(.45)	(.52)

Net asset value, end of period	$ 8.65	$ 9.02	$ 8.63	$ 8.71	$ 8.64	$ 8.65

Total Return
Total investment return based on net asset value(d)	(2.42	)%*	7.69	%*	4.86%	4.93%	5.25%	18.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,062	$15,208	$11,040	$11,492	$14,094	$21,175
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	2.20%	2.49	%(f)	2.25%	2.14%	2.30%
Expenses, before waivers/reimbursements	2.29	%(e)	2.20%	2.49	%(f)	2.25%	2.31%	2.30%
Expenses, before waivers/reimbursements excluding interest expense	2.29	%(e)	2.20%	2.44	%(f)	2.25%	2.31%	2.30%
Net investment income	3.52	%(e)	3.03%	3.22	%(f)	3.94%	5.14	%(c)	5.81%
Portfolio turnover rate	55%	134%	169%	98%	106%	155%

See footnote summary on page 46.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65	$ 7.74

Income From Investment Operations
Net investment income(b)	.20	.37	.36	.47	.47	(c)	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.39	.14	.04	.05	.95

Net increase (decrease) in net asset value from operations	(.18)	.76	.50	.51	.52	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.36)	(.36)	(.44)	(.54)	(.34)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.27)

Total dividends and distributions	(.20)	(.36)	(.58)	(.44)	(.54)	(.61)

Net asset value, end of period	$ 8.64	$ 9.02	$ 8.62	$ 8.70	$ 8.63	$ 8.65

Total Return
Total investment return based on net asset value(d)	(2.05	)%*	8.89	%*	5.94%	6.01%	6.21%	20.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,796	$5,529	$2,494	$1,594	$900	$1,483
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.61	%(e)	1.14%	1.49	%(f)	1.26%	1.13%	1.30%
Expenses, before waivers/ reimbursements	1.26	%(e)	1.14%	1.49	%(f)	1.26%	1.30%	1.30%
Expenses, before waivers/ reimbursements excluding interest expense	1.26	%(e)	1.14%	1.44	%(f)	1.26%	1.30%	1.30%
Net investment income	4.50	%(e)	4.00%	4.17	%(f)	4.93%	6.15	%(c)	6.84%
Portfolio turnover rate	55%	134%	169%	98%	106%	155%

See footnote summary on page 46.

42	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	March 1, 2005(g) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 8.99	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.17	.35	.31	.25
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	(.36)	.34	.14	(.15)

Net increase (decrease) in net asset value from operations	(.19)	.69	.45	.10

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.31)	(.31)	(.26)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.18)	(.31)	(.53)	(.26)

Net asset value, end of period	$ 8.62	$ 8.99	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	(2.17	)%*	8.15	%*	5.32%	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226	$187	$20	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11	%(e)	1.58%	2.03	%(f)	1.94	%(e)
Expenses, before waivers/reimbursements	1.74	%(e)	1.58%	2.03	%(f)	1.94	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.74	%(e)	1.58%	1.98	%(f)	1.94	%(e)
Net investment income	4.04	%(e)	4.08%	3.64	%(f)	4.25	%(e)
Portfolio turnover rate	55%	134%	169%	98%

See footnote summary on page 46.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	March 1, 2005(g) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.00	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.18	.32	.29	.27
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	(.37)	.40	.19	(.15)

Net increase (decrease) in net asset value from operations	(.19)	.72	.48	.12

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.33)	(.34)	(.28)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.19)	(.33)	(.56)	(.28)

Net asset value, end of period	$ 8.62	$ 9.00	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	(2.15	)%*	8.46	%*	5.61%	1.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73	$57	$141	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86	%(e)	1.59%	1.80	%(f)	1.63	%(e)
Expenses, before waivers/reimbursements	1.44	%(e)	1.59%	1.80	%(f)	1.63	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.44	%(e)	1.59%	1.75	%(f)	1.63	%(e)
Net investment income	4.27	%(e)	3.47%	3.63	%(f)	4.55	%(e)
Portfolio turnover rate	55%	134%	169%	98%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	March 1, 2005(g) to October 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.00	$ 8.61	$ 8.69	$ 8.85

Income From Investment Operations
Net investment income(b)	.20	.36	.37	.29
Net realized and unrealized gain (loss) on investment and foreign currency investment transactions	(.37)	.40	.14	(.15)

Net increase (decrease) in net asset value from operations	(.17)	.76	.51	.14

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.37)	(.37)	(.30)
Distributions from net realized gains on investment and foreign currency transactions	– 0	–	– 0	–	(.22)	– 0	–

Total dividends and distributions	(.20)	(.37)	(.59)	(.30)

Net asset value, end of period	$ 8.63	$ 9.00	$ 8.61	$ 8.69

Total Return
Total investment return based on net asset value(d)	(1.94	)%*	8.92	%*	5.95%	1.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61	%(e)	1.14%	1.46	%(f)	1.30	%(e)
Expenses, before waivers/reimbursements	1.21	%(e)	1.14%	1.46	%(f)	1.30	%(e)
Expenses, before waivers/reimbursements excluding interest expense	1.21	%(e)	1.14%	1.41	%(f)	1.30	%(e)
Net investment income	4.54	%(e)	4.06%	4.25	%(f)	4.88	%(e)
Portfolio turnover rate	55%	134%	169%	98%

See footnote summary on page 46.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	45

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b)	Based on average shares outstanding.

(c)	Net of waivers/reimbursement by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from the WorldCom class action settlement, which enhanced the performance of each share class for the six months ended April 30, 2008 and the year ended October 31, 2007 by 0.82% and 4.31%, respectively.

46	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS(3)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon, Vice President

Gershon M. Distenfeld, Vice President

Michael L. Mon, Vice President

Douglas J. Peebles, Vice President

Matthew S. Sheridan, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Absolute Return Strategies Team. Mr. Jeffrey S. Phlegar, Mr. Douglas J. Peebles, Mr. Paul J. DeNoon, Mr. Arif Husain, Mr. Joel J. McKoan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	47

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Diversified Yield Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

48	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	49

payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers Global Aggregate Bond Index (USD hedged) (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (January 1996 inception). The directors noted that the Fund was in the 1st quintile of the Performance Group and Performance Universe in all periods reviewed except that it was in the 2nd quintile of the Performance Group in the 1-year period, 2nd quintile of the Performance Universe in the 5-year period and 3rd quintile of the Performance Universe in the 10-year period, and that the Fund underperformed the Index in the 10-year period and outperformed the Index in all other periods reviewed. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Diversified Yield Fund, all expected to be effective in November 2007. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the

50	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new lower expense cap for the Fund following the Adviser’s fixed-income fund realignment (anticipated effective date November 2007) had been in effect throughout the Fund’s fiscal year ended in 2006. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual effective advisory fee rate of 50 basis points, plus the 1.1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was higher than the Expense Group and Expense Universe medians and that the

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	51

Fund’s pro forma total expense ratio, which reflected a lower cap by the Adviser (expected to be effective in November 2007, and to remain effective until at least October 31, 2009), was lower than the Expense Group and Expense Universe medians. The directors noted that the Fund’s expense ratio was adversely impacted by its relatively small size (net assets of less than $95 million as of September 30, 2007) and that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable and that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Strategic Income Trust, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Fund will expand its non-fundamental investment policies, implement expense caps for its share classes and change its name to AllianceBernstein Global Diversified Yield Fund. Note that the changes were completed on November 5, 2007.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	53

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/07 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$94.1	Global Strategic Income Trust, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $98,800 (0.011% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. It should be noted that the Fund was operating below its expense cap for the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Fund was of no effect. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Global Strategic Income Trust, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	1.60 1.90 2.60 2.60 2.10 1.85 1.60	% % % % % % %	1.38 1.68 2.43 2.40 1.90 1.69 1.27	% % % % % % %	October 31

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	It should be noted that all share classes of the Fund were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense undertaking limitations of those classes were of no effect.

6	The Adviser lowered the Fund’s expense caps effective November 5, 2007. The new expense caps are 0.60%, 0.90%, 1.60%, 1.60%, 1.10%, 0.85% and 0.60% for Classes Advisor, A, B, C, R, K and I, respectively.

54	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	55

the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

Fund	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Strategic Income Trust, Inc.	$94.1	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.330%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[8]
Global Strategic Income
Class A	1.10%
Class I (Institutional)	0.55%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.9

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

56	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.10 An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Group Median (%)	Rank
Global Strategic Income Trust, Inc.	0.500	0.596	2/8

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.12 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below:

Fund	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Strategic Income Trust, Inc.	1.716	1.133	8/8	1.009	25/25
Pro-forma[14]	0.900	1.133	1/8	1.009	3/25

Based on this analysis, the Fund has a more favorable ranking on a pro-forma total expense ratio basis than on a management fee basis.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s new expense limitation undertaking related to the fixed-income fund realignment been in effect for the full fiscal year.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	57

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.040% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,866, $683,614 and $30,030 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

58	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $61,079 in fees from the Fund.16

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $3,980 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	59

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund 19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2007.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.77	6.37	5.88	2/8	3/30
3 year	7.85	5.79	6.22	1/7	3/27
5 year	9.75	8.60	9.07	1/6	6/25
10 year	5.62	5.04	5.61	1/5	10/19

19	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

60	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Strategic Income Trust, Inc.	9.77	7.85	9.75	5.62	7.70	6.09	0.31	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.66	4.38	4.42	5.75	6.06	2.71	0.72	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

24	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

62	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DYF-0152-0408
 LOGO

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Diversified Yield Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 30, 2008